                             PURCHASE AGREEMENT

    This Agreement, effective as of the 29th day of February, 1996, is between MICHAEL L. WILCOX ("Seller"), whose address is P.O. Box 202, La Sal, UT 84530, and SUMMO USA CORPORATION, a Colorado corporation ("Purchaser"), whose address is 1776 Lincoln St., Suite 1100, Denver, CO 80203.

RECITALS

    Seller represents that he is the owner of and is in possession of certain lands in San Juan County, Utah more particularly described as follows:

    Township 31 South, Range 25 East', SLB&M
    San Juan County, Utah
    --------------------------------------------------------------
    Section 1:     Lots 1, 2, 3, and 4 (also known as N 1/2 N 1/2)

    Township 31 South, Range 26 East, SLB&M
    San Juan County, Utah
    --------------------------------------------------------------
    Section 6:     NW 1/4 NW 1/4

said lands together all appurtenances and water rights incident thereto, and all improvements and personal property thereon, subject to mineral reservations of record, being herein referred to as the "Property".

    Seller is willing sell and Purchaser desires to purchase Property.

    NOW THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid to Seller, the receipt and sufficiency of which are hereby acknowledged, and further in consideration of the mutual covenants, agreements, and promises herein contained, the parties hereto agree as follows:

    PURCHASE. Seller agrees to sell to Purchaser, and Purchaser agrees to purchase, all of Seller's right, title, and interest in the Property upon the terms and conditions set forth in this Agreement, for the amount of Fifty Thousand Dollars ($50,000.00) (the "Purchase Price").

    CLOSING. (a) Unless the parties agree that the closing shall take place at some other time and place, the closing shall take place at the office of South Eastern Utah Title Company, whose address is 117 S. Main, Room 118, Monticello, Utah, at 10:00 o'clock a.m. on the 14th day of March, 1996.

    (b) At the closing, Seller shall deliver to Purchaser (i) a general warranty deed in the form of Exhibit B attached hereto, and (ii) a 1970 ALTA Form B owner's policy of title insurance showing title to be marketable and to be vested in Purchaser at the closing.

    (c) At the closing, Purchase shall pay the Purchase Price to Seller by certified or cashier's check or by wire transfer to Seller's account.

    (d) Purchaser shall pay all recording fees and documentary transfer taxes. Real property taxes shall be prorated as of the date of the exercise of the option.

    TITLE. Seller warrants that he is in possession of the Property, that he has the right to enter into this Agreement, that he knows of no other person claiming any interest in the Property, and that the Property is free from all liens and encumbrances, except liens for property taxes not yet due and payable. Seller warrants and will defend title to the Property against all persons whomsoever.

    GRAZING RIGHTS. Seller agrees that from time to time, upon Purchaser's request made within two (2) years after the date of this Purchase Agreement, Seller shall take all steps necessary to relinquish or cause to be relinquished all grazing rights, Federal, State, or private, held by Seller or by Wilcox Ranches, a partnership, on the Property and on the additional lands more particularly shown on the map set out in Exhibit A attached hereto and incorporated by reference herein.

    STOCK POND. Purchaser acknowledges the existence of a stock pond constructed by Seller in Section 36, Township 30 South, Range 25 East, SLB&M. When earth-moving equipment becomes available to Purchaser (which Purchaser estimates shall occur within ____ months from the date of this Purchase Agreement), Purchaser shall, at no cost to Seller, assist Seller in the construction of a replacement stock pond of similar size and character on other land owned or controlled by Seller.

    INUREMENT. All covenants, conditions, limitations, and provisions herein contained apply to and are binding upon the parties hereto, their heirs, representatives, successors, and assigns.

    MODIFICATION. No modification, variation, or amendment of this Agreement shall be effective unless the modification, variation, or amendment is in writing and is signed by Seller and Purchaser.

    WAIVER. No waiver of any breach or default under this

Agreement shall be effective unless the waiver is in writing and signed by the party against whom the waiver is claimed. No waiver of any breach or default shall be deemed to be a waiver of any other or subsequent breach or default.

    ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties and, except as herein expressly provided, supersedes all previous and contemporaneous agreements, representations, warranties, or understandings, written or oral.

    CONSTRUCTION. The paragraph headings are for convenience only, and shall not be used in the construction of this Agreement.

    GOVERNING LAW. The formation, interpretation, and performance of this Agreement shall be governed by the law of the state of Utah.

    ADDITIONAL DOCUMENTS. Seller will provide Purchaser with such additional documents as may be necessary to carry out the purposes of this Agreement.

    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       SELLER:

                                       /s/ Michael L. Wilcox
                                       -----------------------------------
                                           Michael L. Wilcox


                                       PURCHASER:

                                       SUMMO USA CORPORATION

                                       By:  /s/ Gregory A. Hahn
                                           -------------------------------
                                            Gregory A. Hahn
                                            President

STATE OF       Utah     )
         ---------------
                        ) ss:
County of    San Juan   )
         ---------------

    The foregoing instrument was acknowledged before me this 14th day of March, 1996, by Michael L. Wilcox, the person named in and who executed the foregoing instrument.

                                       /s/ Jean L. Pehrson
                                       ------------------------------------
                                           Notary Public
             [STAMP]
                                       Residing at
                                       Monticello, Utah
                                       ------------------------------------
                                                           84535
                                       ------------------------------------
My Commission Expires:
    4-20-97
----------------------
[SEAL]

STATE OF    Colorado    )
        ----------------
County of   Jefferson   ) ss:
        ----------------)

    The foregoing instrument was acknowledged before me this 20 day of February, 1996, by Gregory A. Hahn as President of Summo USA Corporation, a Colorado corporation, the corporation named in and that executed the foregoing instrument, on behalf of the corporation.


                                       /s/ Michelle Hebert
                                       ------------------------------------
                                           Notary Public

                                       Residing at
                                       Lakewood CO
                                       ------------------------------------
                                                           80227
                                       ------------------------------------
My Commission Expires:
    3-18-99
----------------------
[SEAL]

                                   EXHIBIT B

                                 WARRANTY DEED

    MICHAEL L. WILCOX and JOAN I. WILCOX ("Grantors"), whose address is P.O. Box 202, La Sal, UT 84530, for the consideration of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, convey and warrants to SUMMO USA CORPORATION, a Colorado corporation ("Grantee"), whose address is 1776 Lincoln St., Suite 1100, Denver, CO 80203, the real property more particularly described as follows:

    Township 31 South, Range 25 East, SLB&M
    San Juan County, Utah
    --------------------------------------------------------------
    Section 1: Lots 1, 2, 3, and 4 (also known as N 1/2 N 1/2) Township 31 South, Range 26 East, SLB&M
    San Juan County, Utah
    --------------------------------------------------------------
    Section 6: NW 1/4 NW 1/4

together with all appurtenances and water rights incident thereto, and all improvements and personal property thereon, subject to mineral reservations of record (the "Property"1).

    TO HAVE AND TO HOLD the Property to Grantee, its successors and assigns.

    IN WITNESS WHEREOF, Grantors have executed this Warranty Deed this _____ day of February, 1996.

                                       /s/ Michael L. Wilcox
                                       ------------------------------------
                                           Michael L. Wilcox

                                       /s/ Joan I. Wilcox
                                       ------------------------------------
                                           Joan I. Wilcox

STATE OF _______________     )
                             ) ss:
County of ______________     )

    The foregoing instrument was acknowledged before me this _____ day of February, 1996, by Michael L. Wilcox and Joan I. Wilcox, the persons named in and who executed the foregoing instrument.


                                       ------------------------------------
                                           Notary public

                                       Residing at

                                       ------------------------------------

                                       ------------------------------------
My Commission Expires:

----------------------
[SEAL]

TO:      Karen Melfi

From:    Jean, South Eastern Utah Title Company

  RE:    Mike & Joan Wilcox


Here's the settlement statement and our escrow agreement. Please look them over to make sure everything to Okay! Any questions or if I need to change anything please give me a call -
                                     801-587-2588


                                       Thanks,
                                            Jean

P.S.     No deed from Wilcox Ranch
         yet! Hopefully next week!